United States
                 Securities and Exchange Commission
                       Washington D.C. 20549

                             Form 8-K

                          Current Report
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


         Date of Report(Date of the earliest event reported)


                         December 31, 2004
                         _________________


                           THE STEPHAN CO.
        (Exact name of registrant as specified in its charter)


     Florida                1-4436                59-676812
 (State or other       (Commission File       (I.R.S. Employer
 jurisdiction of           Number)         Identification Number)
  incorporation)

                1850 W. McNab Road
             Fort Lauderdale, Florida                    33309
    (Address of principal executive offices)           (Zip Code)

                          (954) 971-0600
        (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(d) On December 31, 2004, Michael S. Cordaro was appointed to serve on the Registrant's Board of Directors. For 25 years, Mr. Cordaro served as Branch Chief of the New York Region Regulatory Audit Division of the U.S. Customs Service. Presently, Mr. Cordaro is semi-retired and engaged in income tax preparation for individual and small business clients. Mr. Cordaro received a Bachelor of Business Administration with a major in Accounting from The City University of New York.








                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on January 6, 2005.




The Stephan Co.

By:


/s/ David Spiegel
__________________________
David Spiegel
Chief Financial Officer